                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D. C. 20549

                                   FORM N-CSR

Investment Company Act file number 811-7331

                      SCUDDER FOCUS VALUE PLUS GROWTH FUND
                      ------------------------------------
               (Exact Name of Registrant as Specified in Charter)

                  222 South Riverside Plaza, Chicago, IL 60606
                  --------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)

        Registrant's Telephone Number, including Area Code: (617) 295-2663
                                                            --------------

                               Salvatore Schiavone
                             Two International Place
                           Boston, Massachusetts 02110
                     ---------------------------------------
                     (Name and Address of Agent for Service)

Date of fiscal year end:        11/30

Date of reporting period:       11/30/03

ITEM 1.  REPORT TO STOCKHOLDERS

[Scudder Investments logo]

Scudder Focus Value+Growth Fund

Annual Report to Shareholders

November 30, 2003

Contents

<Click Here> Performance Summary

<Click Here> Portfolio Management Review

<Click Here> Portfolio Summary

<Click Here> Investment Portfolio

<Click Here> Financial Statements

<Click Here> Financial Highlights

<Click Here> Notes to Financial Statements

<Click Here> Report of Independent Auditors

<Click Here> Tax Information

<Click Here> Trustees and Officers

<Click Here> Investment Products

<Click Here> Account Management Resources

This report must be preceded or accompanied by a prospectus. To obtain a prospectus for any of our funds, refer to the Account Management Resources information provided in the back of this booklet. We advise you to consider the fund's objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the fund. Please read the prospectus carefully before you invest.

Investments in mutual funds involve risk. Some funds have more risk than others. This fund is subject to stock market risks, meaning stocks in the fund may decline in value for extended periods of time due to the activities and financial prospects of individual companies, or due to general market and economic conditions. It is non-diversified and can take larger positions in fewer companies, increasing its overall potential risk. Please read this fund's prospectus for specific details regarding its investments and risk profile.

Scudder Investments is part of Deutsche Asset Management, which is the marketing name in the US for the asset management activities of Deutsche Bank AG, Deutsche Investment Management Americas Inc., Deutsche Asset Management Inc., Deutsche Asset Management Investment Services Ltd., Deutsche Bank Trust Company Americas and Scudder Trust Company.

Fund shares are not FDIC-insured and are not deposits or other obligations of, or guaranteed by, any bank. Fund shares involve investment risk, including possible loss of principal.

Performance Summary November 30, 2003

All performance shown is historical and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Please visit scudder.com for the product's most recent month-end performance.

The maximum sales charge for Class A shares is 5.75%. For Class B shares, the maximum contingent deferred sales charge (CDSC) is 4%. Class C shares have a 1% front-end sales charge, and redemptions within one year of purchase may be subject to a CDSC of 1%. Unadjusted returns do not reflect sales charges and would have been lower if they had.

Returns and rankings during the 5-year and life of Fund periods shown reflect a fee waiver and/or expense reimbursement. Without this waiver/reimbursement, returns and rankings would have been lower.

Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns and rankings may differ by share class.

Average Annual Total Returns (Unadjusted for Sales Charge)
Scudder Focus Value+Growth Fund	1-Year	3-Year	5-Year	Life of Fund*
Class A	19.47%	-6.72%	-1.15%	7.08%
Class B	18.46%	-7.47%	-1.93%	6.22%
Class C	18.52%	-7.49%	-1.97%	6.19%
S&P 500 Index+	15.09%	-5.52%	-.47%	9.43%
Russell 1000 Index++	16.94%	-4.88%	.17%	9.47%

Sources: Lipper Inc. and Deutsche Investment Management Americas Inc.

* The Fund commenced operations on October 16, 1995. Index returns begin October 31, 1995.
Net Asset Value
	Class A	Class B	Class C
Net Asset Value: 11/30/03	$ 11.78	$ 10.91	$ 10.88
11/30/02	$ 9.86	$ 9.21	$ 9.18

Class A Lipper Rankings - Large-Cap Core Funds Category
Period	Rank		Number of Funds Tracked	Percentile Ranking
1-Year	26	of	1,056	3
3-Year	348	of	816	43
5-Year	291	of	594	49

Rankings are historical and do not guarantee future results. Rankings are based on total return unadjusted for sales charges with distributions reinvested. If sales charges had been included, rankings might have been less favorable.

Source: Lipper Inc.

Growth of an Assumed $10,000 Investment (Adjusted for Sales Charge)
[] Scudder Focus Value+Growth Fund - Class A [] S&P 500 Index+ [] Russell 1000 Index++

Yearly periods ended November 30

The Fund's growth of an assumed $10,000 investment is adjusted for the maximum sales charge of 5.75%. This results in a net investment of $9,425. The growth of $10,000 is cumulative.

* The Fund commenced operations on October 16, 1995. Index returns begin October 31, 1995.

Comparative Results (Adjusted for Sales Charge)
Scudder Focus Value+Growth Fund		1-Year	3-Year	5-Year	Life of Fund*
Class A	Growth of $10,000	$11,260	$7,650	$8,896	$16,420
	Average annual total return	12.60%	-8.54%	-2.31%	6.30%
Class B	Growth of $10,000	$11,546	$7,779	$9,003	$16,325
	Average annual total return	15.46%	-8.03%	-2.08%	6.22%
Class C	Growth of $10,000	$11,733	$7,838	$8,960	$16,121
	Average annual total return	17.33%	-7.80%	-2.17%	6.06%
S&P 500 Index+	Growth of $10,000	$11,509	$8,434	$9,766	$20,716
	Average annual total return	15.09%	-5.52%	-.47%	9.43%
Russell 1000 Index++	Growth of $10,000	$11,694	$8,605	$10,084	$20,774
	Average annual total return	16.94%	-4.88%	.17%	9.47%

The growth of $10,000 is cumulative.

* The Fund commenced operations on October 16, 1995. Index returns begin October 31, 1995.
+ The Standard & Poor's (S&P) 500 Index is a capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. Beginning with the next report, the Standard & Poor's (S&P) 500 Index which better reflects the Fund's investment strategy, will be shown instead of the Russell 1000 Index.
++ The Russell 1000 Index is an unmanaged price-only index of the 1,000 largest capitalization companies that are domiciled in the United States and whose common stocks are traded there.
Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Portfolio Management Review

Scudder Focus Value+Growth Fund: A Team Approach to Investing

Deutsche Investment Management Americas Inc. ("DeIM" or the "Advisor"), which is part of Deutsche Asset Management, is the investment advisor for Scudder Focus Value+Growth Fund. DeIM and its predecessors have more than 80 years of experience managing mutual funds and DeIM provides a full range of investment advisory services to institutional and retail clients. DeIM is also responsible for selecting brokers and dealers and for negotiating brokerage commissions and dealer charges.

Deutsche Asset Management is a global asset management organization that offers a wide range of investing expertise and resources. This well-resourced global investment platform brings together a wide variety of experience and investment insight across industries, regions, asset classes and investing styles.

DeIM is an indirect, wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual funds, retail, private and commercial banking, investment banking and insurance.

Jennison Associates LLC ("Jennison"), an indirect wholly owned subsidiary of The Prudential Insurance Company of America, is the subadvisor for the growth portion of the fund. As of September 30, 2003, Jennison managed approximately $54 billion on behalf of its clients.

Dreman Value Management, LLC ("Dreman") is the subadvisor for the value portion of the fund. As of September 30, 2003, Dreman managed over $7.5 billion in assets.

Portfolio Management Team

Dreman Value Management, LLC is the subadvisor to the value portion of the fund. The following people handle the day-to-day management:

David Dreman, Lead Portfolio Manager

• Began investment career in 1957.

• Joined the fund in 2002.

• Founder and Chairman, Dreman Value Management, LLC since 1977.

F. James Hutchinson, Portfolio Manager

• Began investment career in 1986.

• Joined the fund in 2002.

• Prior to joining Dreman Value Management, LLC in 2000, associated with The Bank of New York for over 30 years in both the corporate finance and trust/investment management areas, including President of The Bank of New York (NJ).

Jennison Associates LLC is the subadvisor to the growth portion of the fund. The following people handle the day-to-day management:

Spiros Segalas, Portfolio Manager

• Began investment career in 1960.

• Joined the subadvisor in 1969.

• Joined the fund team in 2001.

Kathleen McCarragher, Portfolio Manager

• Began investment career in 1982.

• Joined the subadvisor in 1998.

• Joined the fund team in 2001.

In the following interview, the two portfolio management teams - Dreman Value Management, LLC and Jennison Associates LLC - managing the value and the growth portfolios, respectively, of the fund discuss their investment strategies and the performance of their investments for the 12 months ended November 30, 2003.

Q: Will you provide an overview of market conditions during the period?

A: Stocks posted solid gains for the full 12-month period ended November 30. After three calendar years (2000, 2001, 2002) of losses, the stock market, as measured by the Standard & Poor's 500 index (S&P 500) gained 15.09%.1 The road to this recovery in stocks, however, was volatile - especially in the first half of the fiscal period. At the start of the period, technology stocks rallied and led the S&P 500 to a strong gain. In January, investors became skittish once again, as they speculated about the impending war with Iraq, continued sluggish economic growth and no solid improvement in corporate earnings. In the first quarter of 2003, the S&P 500 lost ground. This backdrop quickly changed for the better once active combat in Iraq ended. After reaching a low in mid-March, stocks staged a rally in the second calendar quarter of 2003, with the S&P 500 gaining 15.39%. Gains continued through the end of the reporting period, but at a more conservative pace. The market gains were broad-based, but value stocks marginally outperformed growth stocks.

1 The S&P 500 index is an unmanaged group of large-cap stocks that are generally representative of the overall stock market. Returns reflect the reinvestment of all distributions. It is not possible to invest directly in the index.

Q: How did Scudder Focus Value+Growth Fund perform?

A: The fund outperformed its benchmark, the S&P 500, in the period and posted strong gains. Class A shares (unadjusted for sales charges which, if included, would have reduced performance) posted a total return of 19.47% for the 12 months ended November 30. This was more than four percentage points higher than the 15.09% return posted by the S&P 500, for the same period. Performance is historical and does not guarantee future results. Please see pages 4 through 6 for performance of other share classes and more complete information.

Q: The value and growth portfolios of this fund are managed independently of one another. Before discussing performance, will each management team discuss its investment style?

Value Sleeve Lead Portfolio Manager David Dreman:

A: We manage with a classic contrarian value approach to investing believing that consensus opinion, especially when it comes to investment decisions, is often wrong. By this, I mean that we focus on companies that we believe are financially solid but that are trading at low prices relative to their earnings (P/E), book value (P/B) and cash flow (P/CF). Typically, these types of companies provide the potential for above-market returns over time. We base our investment decisions on a "bottom-up" stock selection process. By bottom-up, we mean that we choose stocks based solely on thorough analysis of a company, not because we like the stock's market sector or because we believe that the macroeconomic environment will support a certain industry. Industry and sector weightings are always a residual of individual stock selection.

Growth Sleeve Portfolio Manager Spiros "Sig" Segalas:

A: Although our holdings tend to aggregate into market sectors, we choose our investments one by one, based on the individual merits of each company. In short, we employ a bottom-up approach to selecting the best stocks with potential for long-term growth. We look for companies with strong franchises and recognizable brands that have created a niche in the market with regard to the products they manufacture or the services they provide customers. We rely on our firm's original fundamental research on companies, sectors and markets to help us find solid companies with the potential for continued strong long-term growth.

Q: Mr. Dreman, how did the value sleeve perform this period?

A: The portfolio advanced this period with the broad market. Four areas were important in terms of overall performance.

1. Tobacco stocks. Despite some extreme volatility and a sharp decline early in the period, Altria Group, Inc. posted substantial gains this year. Altria Group, Inc. is one of the sleeve's largest holdings and is the parent company of Philip Morris USA, Kraft and Philip Morris International. The stock fell in March, when a judge awarded more than $12 billion in damages to the plaintiffs in an Illinois class-action lawsuit against cigarette company Philip Morris USA. The stock began its sharp rebound in April when the bond in the Illinois lawsuit was substantially reduced and, more important, when a lingering Florida class-action suit worth billions was dismissed on appeal. The case in Florida suggests that the financial risks of future litigation may be reduced. The stock continued to rise throughout the period, as did R.J. Reynolds Tobacco Holdings, Inc., another tobacco stock that benefited from the diminished fears of litigation risk within the industry. We continue to hold these stocks because we believe they are still trading at a discount, while paying attractive dividends. If their share prices continue to rise, we'll look for opportunities to pare back our position.

2. Retail stocks. Retailers were key contributors to performance. Electronics retailer Best Buy Co., Inc. declined early in the period due to concerns that it was losing market share. Having faith in company management, we added to our position as the stock struggled. Earlier in the year, it was one of the sleeve's top holdings. The company continued to add retail outlets and grew its share of the consumer electronics market. Its share price rose substantially. Home improvement retailer Home Depot, Inc. was another stellar performer. We added the stock after it declined dramatically on lower-than-expected earnings. We viewed the setback as temporary and believed good management and large cash reserves would help Home Depot, Inc. improve performance. That was indeed the case, and the stock has risen substantially since our purchase. Staples, Inc., a national office supply chain, also performed well as it benefited from its expansion model. As these stocks have appreciated, we have trimmed our positions in them to lock in profits.

3. Freddie Mac. The sleeve's primary detractor from performance was mortgage provider Freddie Mac. The stock, which is the sleeve's largest holding, declined in June after the company's board of directors dismissed three senior leaders upon learning that the company's earnings had been understated. While the stock has made up much of its lost ground, it continues to struggle as investors and the media debate the potential impact of increased federal regulation of the company. We have confidence that Freddie Mac will weather this storm. The stock trades at a deep discount, but the company has continued to grow its earnings consistently.

4. Pharmaceutical stocks. Pharmaceutical companies within the sleeve struggled, and our overweight position in these stocks hurt relative performance. Schering-Plough Corp. was the primary detractor. The company's earnings and stock price fell due to the patent expiration of its allergy medicine, Claritin. The stock declined further on news that a federal grand jury would be investigating the company's sales, marketing and clinical trials practices. We trimmed our position in the stock, but we've kept it in the portfolio for several reasons. First, the company has hired a new chief executive officer who successfully ran Pharmacia, one of Schering-Plough's competitors. Second, the firm has a solid product portfolio and a very strong cash position, and while it may take some time, we expect the company to rebound. Although pharmaceutical stocks struggled in the period, we believe that over time they have strong long-term growth potential.

Q: Mr. Segalas, will you discuss the performance of the fund's growth sleeve?

A: The growth sleeve posted a positive return for the period. Holdings in the information technology, consumer discretionary and financials sectors were major contributors to both absolute and relative returns for the period.

1. Information technology. IT stocks contributed significantly to the sleeve's return, led by our emphasis on semiconductor and semiconductor equipment stocks including Intel Corp., Texas Instruments, Inc. and KLA-Tencor. (As of 11/30/03, the fund's position in KLA-Tencor was sold.) We added to our positions in semiconductor stocks in late 2002 and 2003. Among other technology holdings, Cisco Systems, Inc. was a notable contributor. So far, earnings growth for many of these stocks has primarily been a result of cost cutting. We believe that if revenue growth accelerates, these companies should demonstrate impressive operating leverage leading to upward earnings revisions and positive earnings surprises.

2. Financial stocks. The sleeve's financial holdings performed well led by capital markets stocks such as Merrill Lynch & Co., Inc. Earlier this year we reduced our exposure in this area and concentrated our positions in more cyclical stocks. American Express also moved higher alongside an improving outlook for corporate spending and travel as well as favorable developments

3. Consumer stocks. Within the consumer-related areas of the sleeve Univision Communications, Starbucks Corp. and Tiffany & Co. advanced. Holdings such as Viacom, Inc. and The Coca-Cola Company (Coke) somewhat offset these returns. Viacom's performance has been hurt by softer local trends in advertising. We purchased Coke on the belief that the company would be able to reaccelerate its earnings growth after several years of unimpressive results, however, this did not materialize. We cut our growth outlook for the company and eventually eliminated the position.

4. Health care. Health care stocks offered mixed results. Biotechnology holdings such as Amgen, Inc. and Genentech, Inc. advanced on the back of a stream of encouraging product developments. We favor Amgen, Inc. and expect strong demand for the company's existing multibillion-dollar product portfolio, which should generate robust earnings and sales growth in markets that are largely under penetrated. Genentech has an impressive pipeline of potential drugs, some of which have passed important regulatory milestones. We expect the company's exceptional cancer franchise and the continued success of its current product line to generate earnings and revenue growth acceleration. Within pharmaceuticals AstraZeneca Group PLC and Forest Laboratories detracted from returns. (As of 11/30/03, the fund's position in Forest Laboratories was sold.)

The views expressed in this report reflect those of the portfolio managers only through the end of the period of the report as stated on the cover. The managers' views are subject to change at any time based on market and other conditions and should not be construed as a recommendation.

Portfolio Summary November 30, 2003

Asset Allocation	11/30/03	11/30/02

Common Stocks	97%	99%
Cash Equivalents	3%	1%
	100%	100%

Sector Diversification (Excludes Cash Equivalents)	11/30/03	11/30/02

Financials	30%	25%
Information Technology	22%	18%
Consumer Discretionary	19%	16%
Health Care	15%	19%
Consumer Staples	9%	10%
Energy	3%	7%
Utilities	1%	1%
Industrials	1%	4%
	100%	100%

Asset allocation and sector diversification are subject to change.

Ten Largest Equity Holdings at November 30, 2003 (39.2% of Portfolio)
1. Freddie Mac Supplier of mortgage credit	5.7%
2. Fannie Mae Facilitator of mortgages and issuer of mortgage-backed securities	5.6%
3. Altria Group, Inc. Operator of a multiline company	5.1%
4. Washington Mutual, Inc. Producer of diversified financial services	3.9%
5. UST, Inc. Manufacturer and marketer of smokeless tobacco, premium cigars and premium wines	3.4%
6. Electronic Data Systems Corp. Provider of computer outsourcing and consulting services	3.3%
7. Bristol-Myers Squibb Co. Provider of diversified pharmaceuticals and consumer products	3.2%
8. Tiffany & Co. Operator of jewelry and gift stores	3.0%
9. Agilent Technologies, Inc. Provider of electronic measurement instruments	3.0%
10. Intel Corp. Designer, manufacture and seller of computer components and related products	3.0%

Portfolio holdings are subject to change.

For more complete details about the fund's investment portfolio, see page 18. A quarterly Fact Sheet and Portfolio Holdings are available upon request.

Investment Portfolio as of November 30, 2003

	Shares	Value ($)

Common Stocks 97.4%
Consumer Discretionary 18.2%
Hotels, Restaurants & Leisure 2.6%
Starbucks Corp.*	71,900	2,305,833
Media 5.5%
Univision Communications, Inc. "A"*	71,000	2,561,680
Viacom, Inc. "B"	60,200	2,367,064
		4,928,744
Specialty Retail 10.1%
Bed Bath & Beyond, Inc.*	56,000	2,365,440
Best Buy Co., Inc.	3,000	186,000
Borders Group, Inc.*	27,100	609,208
Home Depot, Inc.	48,905	1,797,748
Staples, Inc.*	51,730	1,404,470
Tiffany & Co.	58,900	2,671,115
		9,033,981
Consumer Staples 9.2%
Tobacco
Altria Group, Inc.	87,000	4,524,000
R.J. Reynolds Tobacco Holdings, Inc.	12,650	698,280
UST, Inc.	83,447	3,003,258
		8,225,538
Energy 3.3%
Energy Equipment & Services 2.6%
BJ Services Co.*	72,300	2,305,647
Oil & Gas 0.7%
Devon Energy Corp.	6,755	333,427
Kerr-McGee Corp.	7,550	317,025
		650,452
Financials 29.4%
Banks 7.9%
FleetBoston Financial Corp.	35,000	1,421,000
PNC Financial Services Group	16,600	902,376
Sovereign Bancorp, Inc.	34,860	789,928
US Bancorp.	18,400	509,864
Washington Mutual, Inc.	75,001	3,435,796
		7,058,964
Capital Markets 4.9%
Merrill Lynch & Co., Inc.	42,500	2,411,875
State Street Corp.	34,300	1,747,928
		4,159,803
Consumer Finance 2.9%
American Express Co.	56,500	2,582,615
Diversified Financials 13.9%
Citigroup, Inc.	48,600	2,286,144
Fannie Mae	70,850	4,959,500
Freddie Mac	93,800	5,104,596
		12,350,240
Health Care 14.3%
Biotechnology 5.4%
Amgen, Inc.*	38,600	2,219,886
Genentech, Inc.*	30,700	2,588,010
		4,807,896
Health Care Providers & Services 1.7%
HCA, Inc.	12,710	532,676
Laboratory Corp. of America Holdings*	14,600	527,352
Quest Diagnostics, Inc.*	6,600	481,602
		1,541,630
Pharmaceuticals 7.2%
AstraZeneca Group PLC	19,000	873,050
Bristol-Myers Squibb Co.	109,550	2,886,643
Medco Health Solutions, Inc.*	4,631	168,707
Merck & Co., Inc.	38,400	1,559,040
Pfizer, Inc.	12,495	419,207
Schering-Plough Corp.	29,275	469,864
		6,376,511
Industrials 0.6%
Industrial Conglomerates
Tyco International Ltd.	22,950	526,703
Information Technology 21.3%
Communications Equipment 2.6%
Cisco Systems, Inc.*	101,900	2,309,054
Computers & Peripherals 2.6%
EMC Corp.*	168,700	2,317,938
Electronic Equipment & Instruments 3.0%
Agilent Technologies, Inc.*	94,400	2,669,628
IT Consulting & Services 3.3%
Electronic Data Systems Corp.	135,425	2,927,889
Semiconductor Equipment & Products 7.2%
Intel Corp.	79,500	2,657,685
International Rectifier Corp.*	23,900	1,305,418
Texas Instruments, Inc.	83,400	2,481,984
		6,445,087
Software 2.6%
Microsoft Corp.	88,400	2,271,880
Utilities 1.1%
Gas Utilities 0.8%
El Paso Corp.	94,665	672,122
Multi-Utilities & Unregulated Power 0.3%
Reliant Resources, Inc.*	44,350	290,936
Total Common Stocks (Cost $79,661,834)		86,759,091

Cash Equivalents 2.6%
Scudder Cash Management QP Trust, 1.09% (b) (Cost $2,333,179)	2,333,179	2,333,179
Total Investment Portfolio - 100.0% (Cost $81,995,013) (a)		89,092,270

* Non-income producing security.
(a) The cost for federal income tax purposes was $83,573,236. At November 30, 2003, net unrealized appreciation for all securities based on tax cost was $5,519,034. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $11,538,603 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $6,019,569.
(b) Scudder Cash Management QP Trust is also managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of November 30, 2003
Assets
Investments: Investments in securities, at value (cost $79,661,834)	$ 86,759,091
Investment in Scudder Cash Management QP Trust (cost $2,333,179)	2,333,179
Total investments in securities, at value (cost $81,995,013)	89,092,270
Cash	10,000
Receivable for investments sold	1,031,684
Dividends receivable	29,264
Receivable for Fund shares sold	91,853
Total assets	90,255,071
Liabilities
Payable for investments purchased	1,469,028
Payable for Fund shares redeemed	127,346
Accrued management fee	52,644
Other accrued expenses and payables	106,120
Total liabilities	1,755,138
Net assets, at value	$ 88,499,933
Net Assets
Net assets consist of: Undistributed net investment income	104,494
Net unrealized appreciation (depreciation) on investments	7,097,257
Accumulated net realized gain (loss)	(28,220,040)
Paid-in capital	109,518,222
Net assets, at value	$ 88,499,933

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities as of November 30, 2003 (continued)
Net Asset Value
Class A Net Asset Value and redemption price per share ($55,361,631 / 4,698,005 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 11.78
Maximum offering price per share (100 / 94.25 of $11.78)	$ 12.50
Class B
Net Asset Value, offering and redemption price (subject to contingent deferred sales charge) per share ($24,788,141 / 2,272,516 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)
$ 10.91
Class C
Net Asset Value and redemption price (subject to contingent deferred sales charge) per share ($8,350,161 / 767,258 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)
$ 10.88
Maximum offering price per share (100 / 99.00 of $10.88)	$ 10.99

The accompanying notes are an integral part of the financial statements.

Statement of Operations for the year ended November 30, 2003
Investment Income
Income: Dividends	$ 1,441,456
Interest - Scudder Cash Management QP Trust	9,399
Total Income	1,450,855
Expenses: Management fee	579,128
Administrative fee	226,185
Services to shareholders	47,043
Distribution service fees	446,255
Trustees' fees and expenses	21,359
Other	25,200
Total expenses, before expense reductions	1,345,170
Expense reductions	(27)
Total expenses, after expense reductions	1,345,143
Net investment income (loss)	105,712
Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) from investments	(1,824,321)
Net unrealized appreciation (depreciation) during the period on investments	15,782,330
Net gain (loss) on investment transactions	13,958,009
Net increase (decrease) in net assets resulting from operations	$ 14,063,721

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
	Years Ended November 30,
Increase (Decrease) in Net Assets	2003	2002
Operations: Net investment income (loss)	$ 105,712	$ (257,663)
Net realized gain (loss) on investment transactions	(1,824,321)	(16,696,936)
Net unrealized appreciation (depreciation) on investment transactions during the period	15,782,330	(7,307,686)
Net increase (decrease) in net assets resulting from operations	14,063,721	(24,262,285)
Fund share transactions: Proceeds from shares sold	17,474,646	25,993,696
Cost of shares redeemed	(26,841,974)	(38,844,334)
Net increase (decrease) in net assets from Fund share transactions	(9,367,328)	(12,850,638)
Increase (decrease) in net assets	4,696,393	(37,112,923)
Net assets at beginning of period	83,803,540	120,916,463
Net assets at end of period (including undistributed net investment income and accumulated net investment loss of $104,494 and $1,218, respectively)	$ 88,499,933	$ 83,803,540

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Class A
Years Ended November 30,	2003	2002	2001	2000	1999
Selected Per Share Data
Net asset value, beginning of period	$ 9.86	$ 12.45	$ 16.07	$ 18.30	$ 15.82
Income (loss) from investment operations: Net investment income (loss)[a]	.04	.01	-[b]	(.03)	.03
Net realized and unrealized gain (loss) on investment transactions	1.88	(2.60)	(2.10)	.04	2.68
Total from investment operations	1.92	(2.59)	(2.10)	.01	2.71
Less distributions from: Net realized gains on investment transactions	-	-	(1.52)	(2.24)	(.23)
Net asset value, end of period	$ 11.78	$ 9.86	$ 12.45	$ 16.07	$ 18.30
Total Return (%)[c]	19.47	(20.80)	(14.22)	(.96)	17.42[d]
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	55	47	61	76	90
Ratio of expenses before expense reductions (%)	1.33	1.26	1.38	1.51[e]	1.42
Ratio of expenses after expense reductions (%)	1.33	1.26	1.38	1.50[e]	1.41
Ratio of net investment income (loss) (%)	.47	.10	(.06)	(.16)	(.15)
Portfolio turnover rate (%)	65	114	153	43	105
[a] Based on average shares outstanding during the period.
[b] Amount is less than $.005.
[c] Total return does not reflect the effect of any sales charges.
[d] Total return would have been lower had certain expenses not been reduced.
[e] The ratios of operating expenses excluding costs incurred in connection with a fund complex reorganization before and after expense reductions were 1.48% and 1.47%, respectively.

Class B
Years Ended November 30,	2003	2002	2001	2000	1999
Selected Per Share Data
Net asset value, beginning of period	$ 9.21	$ 11.71	$ 15.33	$ 17.68	$ 15.40
Income (loss) from investment operations: Net investment income (loss)[a]	(.03)	(.07)	(.11)	(.16)	(.10)
Net realized and unrealized gain (loss) on investment transactions	1.73	(2.43)	(1.99)	.05	2.61
Total from investment operations	1.70	(2.50)	(2.10)	(.11)	2.51
Less distributions from: Net realized gains on investment transactions	-	-	(1.52)	(2.24)	(.23)
Net asset value, end of period	$ 10.91	$ 9.21	$ 11.71	$ 15.33	$ 17.68
Total Return (%)[b]	18.46	(21.35)	(14.98)	(1.75)	16.58[c]
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	25	30	51	68	74
Ratio of expenses before expense reductions (%)	2.17	2.05	2.20	2.35[d]	2.31
Ratio of expenses after expense reductions (%)	2.17	2.05	2.20	2.34[d]	2.19
Ratio of net investment income (loss) (%)	(.37)	(.69)	(.88)	(.99)	(.93)
Portfolio turnover rate (%)	65	114	153	43	105
[a] Based on average shares outstanding during the period.
[b] Total return does not reflect the effect of any sales charges.
[c] Total return would have been lower had certain expenses not been reduced.
[d] The ratios of operating expenses excluding costs incurred in connection with a fund complex reorganization before and after expense reductions were 2.30% and 2.29%, respectively.

Class C
Years Ended November 30,	2003	2002	2001	2000	1999
Selected Per Share Data
Net asset value, beginning of period	$ 9.18	$ 11.68	$ 15.30	$ 17.68	$ 15.40
Income (loss) from investment operations: Net investment income (loss)[a]	(.02)	(.06)	(.12)	(.20)	(.11)
Net realized and unrealized gain (loss) on investment transactions	1.72	(2.44)	(1.98)	.06	2.62
Total from investment operations	1.70	(2.50)	(2.10)	(.14)	2.51
Less distributions from: Net realized gains on investment transactions	-	-	(1.52)	(2.24)	(.23)
Net asset value, end of period	$ 10.88	$ 9.18	$ 11.68	$ 15.30	$ 17.68
Total Return (%)[b]	18.52	(21.40)	(15.01)	(1.94)	16.58[c]
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	8	7	9	11	9
Ratio of expenses before expense reductions (%)	2.13	2.03	2.22	2.56[d]	2.68
Ratio of expenses after expense reductions (%)	2.13	2.03	2.22	2.55[d]	2.14
Ratio of net investment income (loss) (%)	(.33)	(.67)	(.90)	(1.17)	(.88)
Portfolio turnover rate (%)	65	114	153	43	105
[a] Based on average shares outstanding during the period.
[b] Total return does not reflect the effect of any sales charges.
[c] Total return would have been lower had certain expenses not been reduced.
[d] The ratios of operating expenses excluding costs incurred in connection with a fund complex reorganization before and after expense reductions were 2.50% and 2.49%, respectively.

Notes to Financial Statements

A. Significant Accounting Policies

Scudder Focus Value+Growth Fund (the ``Fund'') is registered under the Investment Company Act of 1940, as amended (the ``1940 Act''), as an open-end, diversified management investment company organized as a Massachusetts business trust.

The Fund offers multiple classes of shares which provide investors with different purchase options. Class A shares are offered to investors subject to an initial sales charge. Class B shares are offered without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions. Class B shares automatically convert to Class A shares six years after issuance. Class C shares are offered to investors subject to an initial sales charge and are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Prior to February 3, 2003, Class C shares were offered without an initial sales charge. Class C shares do not convert into another class. Class I shares (none sold through November 30, 2003) are offered to a limited group of investors, are not subject to initial or contingent deferred sales charges and have lower ongoing expenses than other classes.

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares, except that each class bears certain expenses unique to that class such as distribution service fees, administrative fees and certain other class-specific expenses. Differences in class-level expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting subject to class-specific arrangements.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading. Equity securities are valued at the most recent sale price reported on the exchange (US or foreign) or over-the-counter market on which the security is traded most extensively. Securities for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation.

Money market instruments purchased with an original or remaining maturity of sixty days or less, maturing at par, are valued at amortized cost. Investments in open-end investment companies and Scudder Cash Management QP Trust are valued at their net asset value each business day.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Trustees.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders. Accordingly, the Fund paid no federal income taxes and no federal income tax provision was required.

At November 30, 2003, the Fund had a net tax basis capital loss carryforward of approximately ($26,642,000) which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until November 30, 2009 ($6,450,000), November 30, 2010 ($14,001,000) and November 30, 2011 ($6,191,000), the respective expiration dates, whichever occurs first.

Distribution of Income and Gains. Distributions of net investment income, if any, are made annually. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to certain securities sold at a loss. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

At November 30, 2003, the Fund's components of distributable earnings (accumulated losses) on a tax-basis were as follows:.

Undistributed ordinary income	$ 105,279
Undistributed net long-term capital gains	$ -
Capital loss carryforwards	$ (26,642,000)
Net unrealized appreciation (depreciation) on investments	$ 5,519,034

Other. Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment transactions are reported on a trade date basis. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date net of foreign withholding taxes. Certain dividends from foreign securities may be recorded subsequent to the ex-dividend date as soon as the Fund is informed of such dividends. Realized gains and losses from investment transactions are recorded on an identified cost basis.

B. Purchases and Sales of Securities

During the year ended November 30, 2003, purchases and sales of investment securities (excluding short-term investments) aggregated $51,938,876 and $62,866,808, respectively.

C. Related Parties

Management Agreement. Under the Management Agreement with Deutsche Investment Management Americas Inc. ("DeIM" or the "Advisor"), the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund. In addition to portfolio management services, the Advisor provides certain administrative services in accordance with the Management Agreement. The Fund pays a monthly investment management fee of 1/12 of the annual rate of 0.72% of the first $250,000,000 of the Fund's average daily net assets, 0.69% of the next $750,000,000 of such net assets, 0.66% of the next $1,500,000,000 of such net assets, 0.64% of the next $2,500,000,000 of such net assets, 0.60% of the next $2,500,000,000 of such net assets, 0.58% of the next $2,500,000,000 of such net assets, 0.56% of the next $2,500,000,000 of such net assets and 0.54% of such net assets in excess of $12,500,000,000, computed and accrued daily and payable monthly. Accordingly, for the year ended November 30, 2003, the fee pursuant to the Management Agreement was equivalent to an annual effective rate of 0.72% of the Fund's average daily net assets. Jennison Associates serves as sub-advisor for the growth portion of the Fund's portfolio with respect to the investment and reinvestment of assets in the Fund. Dreman Value Management, LLC ("DVM"), serves as sub-advisor for the value portion of the Fund's portfolio with respect to the investment and reinvestment of assets in the Fund. Both sub-advisors are paid by the Advisor for their services.

Administrative Fee. Under the Administrative Agreement (the "Administrative Agreement"), the Advisor provided or paid others, (affiliated and non-affiliated), to provide substantially all of the administrative services required by the Fund (other than those provided by the Advisor under its Management Agreement with the Fund, as described above) such as transfer agent, custody, legal and audit, in exchange for the payment by the Fund of an administrative services fee (the "Administrative Fee") of 0.325%, 0.375% and 0.350% of the average daily net assets for Class A, B and C shares, respectively, computed and accrued daily and payable monthly.

For the period from November 1, 2002 through September 30, 2003, the Administrative Fee was as follows:

Administrative Fee	Total Aggregated
Class A	$ 124,293
Class B	81,876
Class C	20,016
$ 226,185

The Administrative Agreement between the Advisor and the Fund terminated effective September 30, 2003 and the Fund will directly bear the cost of the expenses formerly covered under the Administrative Agreement.

Effective October 1, 2003 through September 30, 2005, the Advisor has agreed to contractually waive all or a portion of its management fee and reimburse or pay certain operating expenses of the Fund to the extent necessary to maintain the operating expenses of each class at 1.50%, 1.50%, 1.50% and 0.82% of average daily net assets for Class A, B, C and I shares, respectively (excluding certain expenses such as Rule 12b-1 and/or service fees, trustee and trustee counsel fees, extraordinary expenses, taxes, brokerage and interest).

Service Provider Fees.

Scudder Investments Service Company ("SISC"), an affiliate of the Advisor, is the Fund's transfer, dividend-paying agent and shareholder service agent. Pursuant to a sub-transfer agency agreement between SISC and DST Systems, Inc. ("DST"), SISC has delegated certain transfer agent and dividend-paying agent functions to DST. The costs and expenses of such delegation are borne by SISC, not by the Fund. For the period October 1, 2003 through November 30, 2003, the amount charged to the Fund by SISC aggregated $46,483, all of which is unpaid at November 30, 2003. Prior to September 30, 2003, the fees outlined above were paid by the Advisor in accordance with the Administrative Agreement.

Distribution Service Agreement. Under the Distribution Service Agreement, in accordance with Rule 12b-1 under the 1940 Act, Scudder Distributors, Inc. ("SDI"), a subsidiary of the Advisor, receives a fee ("Distribution Fee") of 0.75% of average daily net assets of Class B and C shares. Pursuant to the agreement, SDI enters into related selling group agreements with various firms at various rates for sales of Class B and C shares. For the year ended November 30, 2003, the Distribution Fee was as follows:

Distribution Fee	Total Aggregated	Unpaid at November 30, 2003
Class B	$ 194,428	$ 15,336
Class C	53,165	5,127
	$ 247,593	$ 20,463

In addition, SDI provides information and administrative services ("Service Fee") to Class A, B and C shareholders at an annual rate of up to 0.25% of average daily net assets for each such class. SDI in turn has various agreements with financial services firms that provide these services and pays these fees based upon the assets of shareholder accounts the firms service. For the year ended November 30, 2003, the Service Fee was as follows:

Service Fee	Total Aggregated	Unpaid at November 30, 2003	Effective Rate
Class A	$ 117,072	$ 10,727.25%
Class B	64,108	5,140.25%
Class C	17,482	1,633.25%
	$ 198,662	$ 17,500

Underwriting Agreement and Contingent Deferred Sales Charge. SDI is the principal underwriter for Class A, B and C shares. Underwriting commissions paid by shareholders in connection with the distribution of Class A and C shares for the year ended November 30, 2003 aggregated $8,026 and $127, respectively.

In addition, SDI receives any contingent deferred sales charge ("CDSC") from Class B share redemptions occurring within six years of purchase and Class C share redemptions occurring within one year of purchase. There is no such charge upon redemption of any share appreciation or reinvested dividends. The CDSC is based on declining rates ranging from 4% to 1% for Class B and 1% for Class C, of the value of the shares redeemed. For the year ended November 30, 2003, the CDSC for Class B and C shares aggregated $55,277 and $357, respectively.

Trustees' Fees and Expenses. The Fund pays each Trustee not affiliated with the Advisor retainer fees plus specified amounts for attended board and committee meetings.

Scudder Cash Management QP Trust. Pursuant to an Exemptive Order issued by the SEC, the Fund may invest in the Scudder Cash Management QP Trust (the ``QP Trust''), and other affiliated funds managed by the Advisor. The QP Trust seeks to provide as high a level of current income as is consistent with the preservation of capital and the maintenance of liquidity. The QP Trust does not pay the Advisor a management fee for the affiliated funds' investments in the QP Trust.

D. Expense Off-Set Arrangement

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances were used to reduce a portion of the Fund's custodian expenses. During the year ended November 30, 2003, pursuant to the Administrative Agreement, the Administrative Fee was reduced by $27 for custodian credits earned.

E. Line of Credit

The Fund and several other affiliated funds (the ``Participants'') share in a $1.25 billion revolving credit facility administered by J.P. Morgan Chase Bank for temporary or emergency purposes, including the meeting of redemption request that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated, pro rata based upon net assets, among each of the Participants. Interest is calculated at the Federal Funds Rate plus 0.5 percent. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement.

F. Share Transactions

The following table summarizes the share and dollar activity of the Fund:

	Year Ended November 30, 2003		Year Ended November 30, 2002
	Shares	Dollars	Shares	Dollars
Shares sold
Class A	1,178,453	$ 12,113,632	1,520,781	$ 16,941,590
Class B	343,581	3,230,466	642,058	6,677,862
Class C	226,173	2,130,548	229,648	2,374,244
		$ 17,474,646		$ 25,993,696
Shares redeemed
Class A	(1,240,588)	$ (12,423,867)	(1,683,964)	$ (18,471,472)
Class B	(1,346,348)	(12,632,119)	(1,679,497)	(17,414,568)
Class C	(190,294)	(1,785,988)	(280,088)	(2,958,294)
		$ (26,841,974)		$ (38,844,334)
Net increase (decrease)
Class A	(62,135)	$ (310,235)	(163,183)	$ (1,529,882)
Class B	(1,002,767)	(9,401,653)	(1,037,439)	(10,736,706)
Class C	35,879	344,560	(50,440)	(584,050)
		$ (9,367,328)		$ (12,850,638)

Report of Ernst & Young LLP, Independent Auditors

To the Trustees and Shareholders of Scudder Focus Value+Growth Fund:

We have audited the accompanying statement of assets and liabilities, including the investment portfolio, of the Scudder Focus Value+Growth Fund (the "Fund"), as of November 30, 2003, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of November 30, 2003, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Scudder Focus Value+Growth Fund at November 30, 2003, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States.

Boston, Massachusetts January 21, 2004	/s/ Ernst & Young LLP

Tax Information (Unaudited)

For federal income tax purposes, the Fund designates $1,400,000 or the maximum amount allowable under tax law, as qualified dividend income.

Please consult a tax advisor if you have questions about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about your account, please call 1-800-621-1048.

Trustees and Officers

The following table presents certain information regarding the Trustees and Officers of the fund as of November 30, 2003. Each individual's age is set forth in parentheses after his or her name. Unless otherwise noted, (i) each individual has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity, and (ii) the address of each individual is c/o Deutsche Asset Management, 222 South Riverside Plaza, Chicago, Illinois, 60606. Each Trustee's term of office extends until the next shareholder's meeting called for the purpose of electing Trustees and until the election and qualification of a successor, or until such Trustee sooner dies, resigns or is removed as provided in the governing documents of the fund.

Independent Trustees
Name, Age, Position(s) Held with the Fund and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years and Other Directorships Held	Number of Funds in Fund Complex Overseen
John W. Ballantine (57) Trustee, 1999-present	Retired; formerly, Executive Vice President and Chief Risk Management Officer, First Chicago NBD Corporation/The First National Bank of Chicago (1996-1998); Executive Vice President and Head of International Banking (1995-1996). Directorships: Enron Corporation (energy trading firm) (effective May 30, 2002); First Oak Brook Bancshares, Inc.; Oak Brook Bank; American Healthways, Inc. (provider of disease and care management services); F.N.B. Corporation (bank holding company); Prisma Energy International (owner and operator of Enron's international energy infrastructure business).	82
Lewis A. Burnham (70) Trustee, 1977-present	Retired; formerly, Director of Management Consulting, McNulty & Company (1990-1998); prior thereto, Executive Vice President, Anchor Glass Container Corporation.	82
Donald L. Dunaway (66) Trustee, 1980-present	Retired; formerly, Executive Vice President, A.O. Smith Corporation (diversified manufacturer) (1963-1994).	82
James R. Edgar (57) Trustee, 1999-present	Distinguished Fellow, University of Illinois, Institute of Government and Public Affairs (1999-present); formerly, Governor, State of Illinois (1991-1999). Directorships: Kemper Insurance Companies; John B. Sanfilippo & Son, Inc. (processor/packager/marketer of nuts, snacks and candy products); Horizon Group Properties, Inc.; Youbet.com (online wagering platform); Alberto-Culver Company (manufactures, distributes and markets health and beauty-care products).	82
Paul K. Freeman (53) Trustee, 2002-present	President, Cook Street Holdings (consulting); Adjunct Professor, University of Denver; Consultant, World Bank/Inter-American Development Bank; formerly, Project Leader, International Institute for Applied Systems Analysis (1998-2001); Chief Executive Officer, The Eric Group, Inc. (environmental insurance) (1986-1998).	82
Robert B. Hoffman (66) Trustee, 1981-present	Retired; formerly, Chairman, Harnischfeger Industries, Inc. (machinery for the mining and paper industries) (1999-2000); prior thereto, Vice Chairman and Chief Financial Officer, Monsanto Company (agricultural, pharmaceutical and nutritional/food products) (1994-1999).	82
Shirley D. Peterson (62) Trustee, 1995-present	Retired; formerly, President, Hood College (1995-2000); prior thereto, Partner, Steptoe & Johnson (law firm); Commissioner, Internal Revenue Service; Assistant Attorney General (Tax), US Department of Justice. Directorships: Federal Mogul Corp. (supplier of automotive components and subsystems); AK Steel (steel production); Trustee, Bryn Mawr College.	82
Fred B. Renwick (73) Trustee, 1988-present	Retired; Professor Emeritus of Finance, New York University, Stern School of Business (2001-present); formerly, Professor, New York University Stern School of Business (1965-2001). Directorships: The Wartburg Foundation; Chairman, Finance Committee of Morehouse College Board of Trustees; formerly, Director of Board of Pensions, Evangelical Lutheran Church in America; member of the Investment Committee of Atlanta University Board of Trustees; Chair of the Investment Committee, American Bible Society Board of Trustees.	82
William P. Sommers (70) Trustee, 1979- January 1, 2004	Retired; formerly, President and Chief Executive Officer, SRI International (research and development) (1994-1998); prior thereto, Executive Vice President, lameter (medical information and educational service provider); Senior Vice President and Director, Booz, Allen & Hamilton Inc. (management consulting firm). Directorships: PSI Inc. (satellite engineering and components); Evergreen Solar, Inc. (develop/manufacture solar electric system engines); H2 Gen (manufacture hydrogen generators); Zassi Medical Evolutions, Inc. (specialists in intellectual property opportunities in medical device arena); Guckenheimer Enterprises (executive food services).
		82
John G. Weithers (70) Trustee, 1993-present	Retired; formerly, Chairman of the Board and Chief Executive Officer, Chicago Stock Exchange. Directorships: Federal Life Insurance Company; Chairman of the Members of the Corporation and Trustee, DePaul University; formerly, International Federation of Stock Exchanges; Records Management Systems.	82

Interested Trustees and Officers[2]
Name, Age, Position(s) Held with the Fund and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years and Other Directorships Held	Number of Funds in Fund Complex Overseen
Richard T. Hale[3] (58) Chairman and Trustee, 2002-present Chief Executive Officer, 2003-present	Managing Director, Deutsche Investment Management Americas Inc. (2003-present); Managing Director, Deutsche Bank Securities Inc. (formerly Deutsche Banc Alex. Brown Inc.) and Deutsche Asset Management (1999 to present); Director and President, Investment Company Capital Corp. (registered investment advisor) (1996 to present); Director, Deutsche Global Funds, Ltd. (2000 to present), CABEI Fund (2000 to present), North American Income Fund (2000 to present) (registered investment companies); Director, Scudder Global Opportunities Fund (since 2003); Director/Officer Deutsche/Scudder Mutual Funds (various dates); President, Montgomery Street Income Securities, Inc. (2002 to present) (registered investment companies); Vice President, Deutsche Asset Management, Inc. (2000 to present); formerly, Director, ISI Family of Funds (registered investment companies; 4 funds overseen) (1992-1999)
201
Brenda Lyons[4,6] (40) President, 2003-present	Managing Director, Deutsche Asset Management	n/a
Philip J. Collora (58) Vice President and Assistant Secretary, 1986-present	Director, Deutsche Asset Management	n/a
Daniel O. Hirsch[3] (49) Vice President and Assistant Secretary, 2002-present	Managing Director, Deutsche Asset Management (2002-present) and Director, Deutsche Global Funds Ltd. (2002-present); formerly, Director, Deutsche Asset Management (1999-2002); Principal, BT Alex. Brown Incorporated (now Deutsche Bank Securities Inc.) (1998-1999); Assistant General Counsel, United States Securities and Exchange Commission (1993-1998)
n/a
Kenneth Murphy[4] (40) Vice President, 2002-present	Vice President, Deutsche Asset Management (2000-present); Vice President, Scudder Distributors, Inc. (December 2002-present); formerly, Director, John Hancock Signature Services (1992-2000)	n/a
Charles A. Rizzo[4] (46) Treasurer and Chief Financial Officer, 2002-present	Director, Deutsche Asset Management (April 2000-present). Formerly, Vice President and Department Head, BT Alex. Brown Incorporated (now Deutsche Bank Securities Inc.) (1998-1999); Senior Manager, Coopers & Lybrand L.L.P. (now PricewaterhouseCoopers LLP) (1993-1998)
n/a
Salvatore Schiavone[4] (38) Assistant Treasurer, 2003-present	Director, Deutsche Asset Management	n/a
Lucinda H. Stebbins[4] (58) Assistant Treasurer, 2003-present	Director, Deutsche Asset Management	n/a
Kathleen Sullivan D'Eramo[4] (46) Assistant Treasurer, 2003-present	Director, Deutsche Asset Management	n/a
John Millette[4] (41) Secretary, 2001-present	Director, Deutsche Asset Management	n/a
Lisa Hertz[5] (33) Assistant Secretary, 2003-present	Assistant Vice President, Deutsche Asset Management	n/a
Caroline Pearson[4] (41) Assistant Secretary, 1998-present	Managing Director, Deutsche Asset Management	n/a

1 Length of time served represents the date that each Trustee was first elected to the common board of trustees which oversees a number of investment companies, including the fund, managed by the Advisor. For the Officers of the fund, length of time served represents the date that each Officer was first elected to serve as an officer of any fund overseen by the aforementioned common board of trustees.
2 As a result of their respective positions held with the Advisor, these individuals are considered "interested persons" of the Advisor within the meaning of the 1940 Act. Interested persons receive no compensation from the fund.
3 Address: One South Street, Baltimore, Maryland
4 Address: Two International Place, Boston, Massachusetts
5 Address: 345 Park Avenue, New York, New York
6 Ms. Lyons was elected by the Trustees as President on November 19, 2003.

The fund's Statement of Additional Information ("SAI") includes additional information about the Trustees. The SAI is available, without charge, upon request. If you would like to request a copy of the SAI, you may do so by calling the following toll-free number: 1-800-621-1048.

Investment Products

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Scudder PreservationPlus Fund

Scudder PreservationPlus Income Fund

Scudder Short Duration Fund (formerly Scudder Short-Term Fixed Income Fund)

Scudder Short-Term Bond Fund

Scudder Strategic Income Fund

Scudder US Government Securities Fund

Scudder Funds (continued)
Tax-Free Income Funds

Scudder California Tax-Free Income Fund

Scudder Florida Tax-Free Income Fund

Scudder High Yield Tax-Free Fund

Scudder Intermediate Tax/AMT Free Fund (formerly Scudder Medium Term Tax-Free Fund)

Scudder Managed Municipal Bond Fund

Scudder Massachusetts Tax-Free Fund

Scudder Municipal Bond Fund

Scudder New York Tax-Free Income Fund

Scudder Short-Term Municipal Bond Fund

Index-Related Funds

Scudder EAFE ® Equity Index Fund

Scudder Equity 500 Index Fund

Scudder S&P 500 Index Fund

Scudder S&P 500 Stock Fund

Scudder Select 500 Fund

Scudder US Bond Index Fund

Money Market
A large number of money market funds are available through Scudder Investments.

Retirement Programs and Education Accounts
Retirement Programs Traditional IRA Roth IRA SEP-IRA Inherited IRA Keogh Plan 401(k), 403(b) Plans Variable Annuities Education Accounts Coverdell Education Savings Account UGMA/UTMA IRA for Minors
Closed-End Funds

The Brazil Fund, Inc.

The Korea Fund, Inc.

Montgomery Street Income Securities, Inc.

Scudder Global High Income Fund, Inc.

Scudder New Asia Fund, Inc.

Scudder High Income Trust

Scudder Intermediate Government Trust

Scudder Multi-Market Income Trust

Scudder Municipal Income Trust

Scudder RREEF Real Estate Fund, Inc.

Scudder RREEF Real Estate Fund II, Inc.

Scudder Strategic Income Trust

Scudder Strategic Municipal Income Trust

The Central Europe and Russia Fund, Inc. (formerly The Central European Equity Fund, Inc.)

The Germany Fund, Inc.

The New Germany Fund, Inc.

Not all funds are available in all share classes.

Scudder open-end funds are offered by prospectus only. For more complete information on any fund or variable annuity registered in your state, including information about a fund's objectives, strategies, risks, advisory fees, distribution charges, and other expenses, please order a free prospectus. Read the prospectus before investing in any fund to ensure the fund is appropriate for your goals and risk tolerance.

A money market mutual fund investment is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although a money market mutual fund seeks to preserve the value of your investment at $1 per share, it is possible to lose money by investing in such a fund.

The products described should not be considered a solicitation to buy or an offer to sell a security to any person in any jurisdiction where such offer, solicitation, purchase, or sale would be unlawful under the securities laws of such jurisdiction.

Account Management Resources

For shareholders of Classes A, B and C

Automated Information Lines

ScudderACCESS (800) 972-3060

Personalized account information, information on other Scudder funds and services via touchtone telephone and for Classes A, B, and C only, the ability to exchange or redeem shares.

Web Site

scudder.com

View your account transactions and balances, trade shares, monitor your asset allocation, and change your address, 24 hours a day.
Obtain prospectuses and applications, blank forms, interactive worksheets, news about Scudder funds, subscription to fund updates by e-mail, retirement planning information, and more.

For More Information	(800) 621-1048 To speak with a Scudder service representative.
Written Correspondence	Scudder Investments PO Box 219356 Kansas City, MO 64121-9356
Proxy Voting	A description of the fund's policies and procedures for voting proxies for portfolio securities can be found on our Web site - scudder.com (type "proxy voting" in the search field) - or on the SEC's Web site - www.sec.gov. To obtain a written copy without charge, call us toll free at (800) 621-1048.

Principal Underwriter	If you have questions, comments or complaints, contact: Scudder Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148

	Class A	Class B	Class C
Nasdaq Symbol	KVGAX	KVGBX	KVGCX
CUSIP Number	81114W-102	81114W-201	81114W-300
Fund Number	085	285	385

Notes

Notes

ITEM 2.         CODE OF ETHICS.

As of the end of the period, September 30, 2003, the Scudder Focus Value Plus
Growth Fund has adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its President and Treasurer and its Chief Financial Officer. A
copy of the code of ethics is filed as an exhibit to this Form N-CSR.

ITEM 3.         AUDIT COMMITTEE FINANCIAL EXPERT.

The Fund's Board of Directors/Trustees has determined that the Fund has at least one "audit committee financial expert" serving on its audit committee: Mr.
Donald L. Dunaway. This audit committee member is "independent," meaning that he is not an "interested person" of the Fund (as that term is defined in Section
2(a)(19) of the Investment Company Act of 1940) and he does not accept any consulting, advisory, or other compensatory fee from the Fund (except in the capacity as a Board or committee member).

An "audit committee financial expert" is not an "expert" for any purpose, including for purposes of Section 11 of the Securities Act of 1933, as a result of being designated as an "audit committee financial expert." Further, the designation of a person as an "audit committee financial expert" does not mean that the person has any greater duties, obligations, or liability than those imposed on the person without the "audit committee financial expert"
designation. Similarly, the designation of a person as an "audit committee financial expert" does not affect the duties, obligations, or liability of any other member of the audit committee or board of directors.

ITEM 4.         PRINCIPAL ACCOUNTANT FEES AND SERVICES.

                        Not currently applicable.

ITEM 5.         [RESERVED]

ITEM 6.         [RESERVED]

ITEM 7.         DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR
                CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

ITEM 8.         [RESERVED]

ITEM 9.         CONTROLS AND PROCEDURES.

(a) The Chief Executive and Financial Officers concluded that the Registrant's
Disclosure Controls and Procedures are effective based on the evaluation of the
Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b) During the filing period of the report, management identified issues relating to the overall fund expense payment and accrual process. Management discussed these matters with the Registrant's Audit Committee and auditors, instituted additional procedures to enhance its internal controls and will continue to develop additional controls and redesign work flow to strengthen the overall control environment associated with the processing and recording of fund expenses.

ITEM 10.        EXHIBITS.

(a)(1)   Code of Ethics  pursuant to Item 2 of Form N-CSR is filed and  attached hereto as EX-99.CODE ETH.

(a)(2)   Certification  pursuant to Rule 30a-2(a) under the  Investment  Company
         Act of 1940 (17 CFR  270.30a-2(a))  is filed  and  attached  hereto  as
         Exhibit 99.CERT.

(b)      Certification  pursuant to Rule 30a-2(b) under the  Investment  Company
         Act of 1940 (17 CFR  270.30a-2(b))  is furnished and attached hereto as
         Exhibit 99.906CERT.

Form N-CSR Item F

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the
Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:                         Scudder Focus Value + Growth Fund

By:                                 /s/Richard T. Hale
                                    ---------------------------
                                    Richard T. Hale
                                    Chief Executive Officer

Date:                               January 16, 2004
                                    ---------------------------

Pursuant to the requirements of the Securities Exchange Act of 1934 and the
Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Registrant:                         Scudder Focus Value + Growth Fund

By:                                 /s/Richard T. Hale
                                    ---------------------------
                                    Richard T. Hale
                                    Chief Executive Officer

Date:                               January 16, 2004
                                    ---------------------------

By:                                 /s/Charles A. Rizzo
                                    ---------------------------
                                    Charles A. Rizzo
                                    Chief Financial Officer

Date:                               January 16, 2004
                                    ---------------------------